Debt	12 Months Ended
May. 31, 2015
Debt Disclosure [Abstract]
Debt
DEBT
The components of long-term debt are as follows:

(in millions)	May 31, 2015	May 25, 2014
7.125% debentures due February 2016	$—	$100.0
Variable-rate term loan (1.68% at May 31, 2015) due August 2017	285.0	300.0
6.200% senior notes due October 2017	500.0	500.0
3.790% senior notes due August 2019	—	80.0
4.500% senior notes due October 2021	121.9	400.0
3.350% senior notes due November 2022	111.1	450.0
4.520% senior notes due August 2024	10.0	220.0
6.000% senior notes due August 2035	150.0	150.0
6.800% senior notes due October 2037	300.0	300.0
Total long-term debt	$1,478.0	$2,500.0
Fair value hedge	3.6	1.6
Less unamortized discount and issuance costs	(14.3)	(23.2)
Total long-term debt less unamortized discount and issuance costs	$1,467.3	$2,478.4
Less current portion	(15.0)	(15.0)
Long-term debt, excluding current portion	$1,452.3	$2,463.4

During fiscal 2015, with proceeds from the disposition of Red Lobster, we retired approximately $1.01 billion aggregate principal of long-term debt, comprised of $278.1 million aggregate principal of our 4.500 percent senior notes due 2021, $338.9 million aggregate principal of our 3.350 percent senior notes due 2022, $80.0 million aggregate principal amount of our 3.790 percent senior notes due 2019, $210.0 million aggregate principal amount of our 4.520 percent senior notes due 2024 and $100.0 million aggregate principal amount of our outstanding 7.125 percent debentures due 2016.
In fiscal 2015, we recorded approximately $91.3 million of expenses associated with the retirement. These expenses included cash components for repurchase premiums and make-whole amounts of approximately $44.0 million and non-cash charges associated with hedge and loan cost write-offs of approximately $47.3 million. These amounts were recorded in interest, net in our consolidated statements of earnings.
The interest rates on our $500.0 million 6.200 percent senior notes due October 2017 and $300.0 million 6.800 percent senior notes due October 2037 are subject to adjustment from time to time if the debt rating assigned to such series of notes is downgraded below a certain rating level (or subsequently upgraded). The maximum adjustment is 2.000 percent above the initial interest rate and the interest rate cannot be reduced below the initial interest rate. In October 2014, Moody's Investor Service downgraded our senior unsecured ratings to "Ba1" from "Baa3" resulting in an increase of 0.250 percent in the interest rates on our senior notes due in October 2017 and October 2037, effective as of the first day of the interest period during which the ratings change took place. Accordingly, our annual interest expense increased by $2.0 million as a result of these rate adjustments.

In April 2015, the FASB issued ASU 2015-03, Interest - Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs. This update requires debt issuance costs to be presented in the balance sheet as a direct deduction from the carrying amount of the related debt. This guidance is effective for us in the first quarter of fiscal 2017, however, we elected to early adopt this guidance in the fourth quarter of fiscal 2015. As of May 31, 2015, we have reclassified debt issuance costs associated with our long-term debt from other assets to long-term debt, less current portion. Prior year amounts have been reclassified to conform to the current year classification resulting in an adjustment to long-term debt of $18.0 million for the year ended May 25, 2014.
The aggregate contractual maturities of long-term debt for each of the five fiscal years subsequent to May 31, 2015, and thereafter are as follows:

(in millions)
Fiscal Year	Amount
2016	$15.0
2017	15.0
2018	755.0
2019	—
2020	—
Thereafter	693.0
Long-term debt	$1,478.0

We maintain a $750.0 million revolving Credit Agreement (Revolving Credit Agreement), with Bank of America, N.A. (BOA) as administrative agent, and the lenders and other agents party thereto. The Revolving Credit Agreement is a senior unsecured credit commitment to the Company and contains customary representations and affirmative and negative covenants (including limitations on liens and subsidiary debt and a maximum consolidated lease adjusted total debt to total capitalization ratio of 0.75 to 1.00) and events of default usual for credit facilities of this type. As of May 31, 2015, we were in compliance with all covenants under the Revolving Credit Agreement.
The Revolving Credit Agreement matures on October 24, 2018 and the proceeds may be used for commercial paper back-up, working capital and capital expenditures, the refinancing of certain indebtedness, certain acquisitions and general corporate purposes. Loans under the Revolving Credit Agreement bear interest at a rate of LIBOR plus a margin determined by reference to a ratings-based pricing grid (Applicable Margin), or the base rate (which is defined as the highest of the BOA prime rate, the Federal Funds rate plus 0.500 percent, and the Eurocurrency Rate plus 1.00 percent) plus the Applicable Margin. Assuming a “BBB-” equivalent credit rating level, the Applicable Margin under the Revolving Credit Agreement will be 1.300 percent for LIBOR loans and 0.300 percent for base rate loans.
The components of short-term debt are as follows:

(in millions)	May 31, 2015	May 25, 2014
Commercial paper	$—	$207.6

The weighted-average interest rate on commercial paper borrowings as of May 25, 2014 was 0.80 percent.